UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal	001-35033	32-0330122
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

201 East North Second Street, Seneca, South Carolina 29678

(Address of principal executive offices)

(864) 882-2765

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 6, 2014, Oconee Federal Financial Corp. (the “Company”), its parent company, Oconee Federal, MHC (“Oconee MHC”), and its wholly-owned subsidiary, Oconee Federal Savings and Loan Association (“Oconee Federal”), and Stephens Federal Bank (“Stephens Federal”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated February 26, 2014, by and among the Company, Oconee MHC, Oconee Federal and Stephens Federal.

The Amendment reflects a change in the structure of the transactions contemplated by the Merger Agreement.  Pursuant to the Amendment, Stephens Federal will merge with and into Oconee Federal, with Oconee Federal as the surviving entity (the “Merger”).  The Amendment also provides that, in connection with the Merger, Oconee Federal will establish a liquidation account for the benefit of the depositors and borrower members of Stephens Federal as of the effective time of the Merger.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Except as explicitly provided in the Amendment, the Merger Agreement remains in full force and effect as originally executed on February 26, 2014.

Cautionary Statement Regarding Forward Looking Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements may include: management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory, stockholder or other approvals; any statements of the plans and objectives of management for future or past operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.  The Company does not assume any duty and do not undertake to update forward-looking statements.  Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that the Company anticipated in its forward-looking statements and future results could differ materially from historical performance.  Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, the Company’s or Stephens Federal’s respective businesses may not perform as expected due to transaction-related uncertainty, disruption in business during the pendency of the transaction or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of customers to the transaction; and diversion of management time on merger-related issues.

Item 9.01.                                        Financial Statements and Exhibits

(a)                                 Financial statements of businesses acquired.  Not Applicable.

(b)                                 Pro forma financial information.  Not Applicable.

(c)                                  Shell company transactions.  Not applicable.

(d)                                 Exhibits:

Exhibit 2.1

First Amendment to Agreement and Plan of Merger, dated May 6, 2014, by and among Oconee Federal, MHC, Oconee Federal Financial Corp., Oconee Federal Savings and Loan Association and Stephens Federal Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCONEE FEDERAL FINANCIAL CORP.

Date: May 7, 2014	By:	/s/ Curtis T. Evatt
Curtis T. Evatt
President (Duly Authorized Representative)